Securities Act Registration No. 33-81907
                                     Investment Company Act Reg. No. 811-9391

                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C. 20549

                               FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 			[X]
	Pre-Effective Amendment No. 3
	Post-Effective Amendment No. [ ]

 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 		[X]
	Amendment No.  3

(Check appropriate box or boxes.)
 -----------------------------------

                         THE FORESTER FUNDS, INC.
            (Exact Name of Registrant as Specified in Charter)

                     612 Paddock Lane
                     Libertyville, Illinois 	      	60048
         (Address of Principal Executive Offices) 		(Zip Code)

                     (847) 573-8399
         (Registrant's Telephone Number, including Area Code)


Thomas H. Forester
Forester Capital Management, Ltd.
612 Paddock Lane
Libertyville, Illinois 60048
 ---------------------------------------- --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[ ] on (date) pursuant to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on (date) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LONG TERM
INVESTING
IN VALUE


Forester Funds


Forester Small Cap Value Fund
Forester Value Fund

PROSPECTUS      SEPTEMBER   , 1999

FORESTER FUNDS
612 Paddock Lane, Libertyville, Illinois 60048
1-847-573-8399

Mutual funds:
are not FDIC-insured
have no bank guarantees
may lose money







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Funds have filed with the Securities and Exchange Commission.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE
STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER   , 1999 AND, IF GIVEN OR
MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FORESTER FUNDS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS
Summary . . . . . . . . . .  . . . . . . . . . . . . . . . 	3
Fund Performance. . . . . . . . . . . . . . . . . . . . . 	3
Fund Expenses. . . . . . . . . . . . . . . . . .  . . . . .	4
Investment Objectives, Principal Investment
Strategies and Risk Factors . . . . . . . . . . . . . . .	5
Management of the Funds . . . . . . . . . . . . . . . . .	6
Funds' Share Price . . . . . . . . . . . . . . . . . . . . 	7
Purchase of Shares . . . . . . . . . . . . . . . . . . . . 	7
Distribution Plan . . . . . . . . . . . . . . . . . .  . . 	8
Redeeming Shares . . . . . . . . . . . . . . . . . . . . .	9
Dividends, Distributions and Taxes . . . . . . . . . . . .	11
Financial Highlights . . . . . . . . . . . . . . . . . . . 	11

SUMMARY

Investment Objectives.
The Forester Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. Each Fund is a portfolio of the Company. The two portfolios (each a "Fund" and collectively the "Funds") covered in this prospectus are as follows:

THE FORESTER SMALL CAP VALUE FUND (the "SMALL CAP VALUE FUND") is a common stock fund that seeks long-term growth of capital.

THE FORESTER VALUE FUND (the "VALUE FUND") is a common stock fund that seeks long-term growth of capital.

Principal Investment Strategies
THE SMALL CAP VALUE FUND is diversified and invests primarily in common stocks of undervalued small companies. Under normal market conditions, the fund invests at least 65% of its total assets in common stock of companies that have market capitalizations ranging from approximately $100 million to $1.5 billion. The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning common stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities. In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions of up to 100%. This means the Fund will invest some or all of its assets in money market instruments or bonds. The Fund sells securities of companies that have grown in market capitalization above $1.5 billion as necessary to keep focused on smaller companies. The Fund also sells securities that the investment manager considers to be overvalued as necessary to keep focused on undervalued companies.


THE VALUE FUND is diversified and under normal market conditions, the Fund invests at least 65% of its total assets in common stock of companies that have market capitalizations of $1.5 billion or more. The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning common stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities. In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions of up to 100%.
This means the Fund will invest some or all of its assets in money market instruments or bonds. The Fund also sells securities that the investment manager considers to be overvalued as necessary to keep focused on undervalued companies.


Principal Risks
THE SMALL CAP VALUE FUND investors may lose money. There is no assurance that the investment objective of the Fund will be achieved. The returns and net asset value will fluctuate. The Fund invests primarily in smaller companies which involve greater risk than investment in larger, more established companies. The Fund invests principally in common stock that, in the judgment of the investment manager, are undervalued. The fund is authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Fund assumes the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. See "Investment Objectives, Strategies and Risk Factors."

THE VALUE FUND investors may lose money. There is no assurance that the investment objective of the Fund will be achieved. The returns and net asset value will fluctuate. The Fund invests principally in common stock that, in judgment of the investment manager, are undervalued. The fund is authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Fund assumes the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. See "Investment Objectives, Strategies and Risk Factors."


FUND PERFORMANCE

Both of the Funds are being offered to the public for the first time. As such, they have no past performance.


FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Funds.


						Small Cap
						Value Fund		Value Fund
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
 from Fund assets)
Management Fees....................	1.00% 		1.00%
Distribution and/or
 Service (12b-1) Fees............	0.25% 	 	0.25%
Other Expenses................... 	0.25%			0.25%
Total Annual Fund
Operating Expenses............. 	1.50% 		1.50%

Other expenses are estimated for the current fiscal year.

Forester Capital Management has voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. Forester Capital Management expects to continue the waivers and reimbursement for the current fiscal year; however, it may reinstate all or a portion of such fees or discontinue reimbursement at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

					1 Year	3 Years

The Small Cap Value Fund	 $153	  	$474
The Value Fund 			 $153	  	$474


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS

Investment Objectives
THE SMALL CAP VALUE FUND seeks long-term growth of capital. The Fund's investment objective and policies may be changed without a vote of shareholders. Please remember that an investment objective is not a guarantee. An investment in the Forester Funds might not appreciate and investors could lose money.

THE VALUE FUND seeks long-term growth of capital. The Fund's investment objective and policies may be changed without a vote of shareholders. Please remember that an investment objective is not a guarantee. An investment in the Forester Funds might not appreciate and investors could lose money.

Principal Investment Strategies
THE SMALL CAP VALUE FUND is diversified and invests primarily in common stocks of undervalued small companies, many of which have market capitalizations between $100 million and $1.5 billion. The Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities.

In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:

	Financial strength
	Book-to-market value
	Price-to-cash flow ratio
	Price-to-sales ratio
	Earnings estimates for the next 12 months
	Five-year return on equity
	Size of institutional ownership

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, the fund invests at least 65% of its total assets in common stock of companies that have market capitalizations ranging from approximately $100 million to $1.5 billion. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also
invest in stock index futures and options to buy and sell such futures.   The
Fund sells securities of companies that have grown in market capitalization above $1.5 billion as necessary to keep focused on smaller companies. The Fund also sells securities that the investment manager considers to be overvalued as necessary to keep focused on undervalued companies.

The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. During these defensive periods, the Fund may invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

THE VALUE FUND is diversified and invests primarily in common stocks of undervalued large companies, many of which have market capitalizations over $1.5 billion. The Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities.

In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:

	Financial strength
	Book-to-market value
	Price-to-cash flow ratio
	Price-to-sales ratio
	Earnings estimates for the next 12 months
	Five-year return on equity
	Size of institutional ownership

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, the fund invests at least 65% of its total assets in common stock of companies that have market capitalizations greater than $1.5 billion. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures and options to
buy and sell such futures.   The Fund also sells securities that the
investment manager considers to be overvalued as necessary to keep focused on undervalued companies.

The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. During these defensive periods, the Fund may invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Principal Risk Factors
THE SMALL CAP VALUE FUND investors may lose money. There are risks associated with investments in the types of securities in which it invests. These risks include:

Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Smaller Capitalization Companies Risk: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. These securities are often subject to wider and more abrupt fluctuations in market price. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform. In addition, the fund's investment focus on smaller companies involves greater risk than a fund that invests primarily in larger, more established companies.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Value Investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

The Fund is addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

The Fund has no application systems of their own and are entirely dependent on its service providers' systems and software. The Funds are working with their service providers (including the Adviser and their custodian) to identify and remedy any Year 2000 issues. The Adviser has checked its systems and software and has received assurances from its vendors that its systems and software are Year 2000 ready. The Adviser's portfolio manager considers the effects of the Year 2000 issue on the securities in which it invests. However, neither the Fund, its Adviser nor the Adviser's portfolio manager can guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

THE VALUE FUND investors may lose money. There are risks associated with investments in the types of securities in which it invests. These risks include:

Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Value Investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

The Fund is addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

The Fund has no application systems of their own and are entirely dependent on its service providers' systems and software. The Funds are working with their service providers (including the Adviser and their custodian) to identify and remedy any Year 2000 issues. The Adviser has checked its systems and software and has received assurances from its vendors that its systems and software are Year 2000 ready. The Adviser's portfolio manager considers the effects of the Year 2000 issue on the securities in which it invests. However, neither the Fund, its Adviser nor the Adviser's portfolio manager can guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.


MANAGEMENT OF THE FUNDS

Forester Capital Management, Ltd. manages the Funds' investments.

Forester Capital Management, Ltd. (the "Adviser") is the investment adviser to each of the Forester Funds. The Adviser's address is:

612 Paddock Lane
Libertyville, Illinois 60048

As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

		The  Small Cap Value Fund 		1.00%
		The Value Fund 				1.00%

Thomas H. Forester is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is the portfolio manager. Mr. Forester has been President of the Adviser since its organization in 1999. He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Kemper Investments Inc., and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.; and an officer and portfolio manager from 1992 to 1995 with Lord Asset Management Inc.



THE FUNDS' SHARE PRICE

The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends. Each Fund's shares will not be priced when the New York Stock Exchange is closed. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


PURCHASE OF SHARES

How to Purchase Shares from the Funds

	1. Read this Prospectus carefully

	2. Determine how much you want to invest keeping in mind the following minimums:

		o New accounts 					$2500

		o Dividend reinvestment 			No Minimum

		o Additions to existing accounts 		$ 100

	3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-847-573-8399.

	4. Make your check payable to "The Forester Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks.
A $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

	5. Send the application and check to:

	BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Forester Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

		1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

		2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

		3. Charge fees to their customers for the services they provide them. Also, the Funds (through 12b-1 fees) may pay fees to Servicing
Agents to compensate them for selling the Funds. The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

		4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

		5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, allows it to contract with distributors, to distribute and sell the Fund and pay such distributor a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the distributor for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used to reimburse the distributor for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc. For further information regarding the Distribution Plan, see the Statement of Additional Information.


REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

	1. Prepare a letter of instruction containing:

		o the name of the Fund(s)

		o account number(s)

		o the amount of money or number of shares being redeemed

		o the name(s) on the account

		o daytime phone number

		o additional information that the Funds may require for redemptions by
 corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the
 Fund, in advance, at 1-847-573-8399 if you have any questions.

2. 	Sign the letter of instruction exactly as the shares are registered.
Joint ownership accounts must be signed by all owners.

3. 	If there are certificates representing your shares, endorse the
certificates or execute a stock power.  Again 	you must endorse certificates
and sign stock powers exactly as your shares are registered.

4. 	Have the signatures guaranteed by a commercial bank or trust company in
the United States, a member firm 	of the New York Stock Exchange or other
eligible guarantor institution in the following situations:

	o The redemption request exceeds $25,000

	o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

	o The redemption proceeds are to be sent to an address other than the address of record

	o The Funds receive the redemption request within 10 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

5. 	Send the letter of instruction and certificates, if any, to:

BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL

		The Forester Funds, Inc.
		612 Paddock Lane
		Libertyville, Illinois 60048


How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

	1. 	The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell)
Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

	2. 	A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

	1. 	The redemption may result in a taxable gain.

	2. 	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

	3. 	If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

	4. 	The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.



DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and its capital gains annually. You have two distribution options:

	o 	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

	o 	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to the Fund or by calling 1-847-573-8399.

Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains. An exchange of the Funds' shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

To learn more about the Forester Funds you may want to read the Forester Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Forester Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI are all available to shareholders and prospective investors without charge, simply by calling (collect) 1-847-573-8399.

Prospective investors and shareholders who have questions about the Forester Funds may also call the above number or write to the following address:

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

The general public can review and copy information about the Forester Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

	Public Reference Section
	Securities and Exchange Commission
	Washington, D.C. 20549-6009


A Statement of Additional Information, dated September   , 1999, which is part
of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Funds' Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Investment Company Act File No. 811-9391



STATEMENT OF ADDITIONAL INFORMATION					September   , 1999
for THE FORESTER FUNDS

THE FORESTER SMALL CAP VALUE FUND
THE FORESTER VALUE FUND


THE FORESTER FUNDS, INC.
612 Paddock Lane
Libertyville, Illinois 60048
1-847-573-8399


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Forester Funds, Inc. (the
"Company") dated September   , 1999 (the "Prospectus"), for The Forester Small
Cap Value Fund and The Forester Value Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus should be made by writing to The Forester Funds, Inc., 612 Paddock Lane Libertyville, Illinois 60048, Attention: Corporate Secretary, or by calling 1-847-573-8399.


THE FORESTER FUNDS, INC.
TABLE OF CONTENTS


FUND HISTORY AND CLASSIFICATION........................................	2
INVESTMENT RESTRICTIONS AND CONSIDERATIONS.............................	2
INVESTMENT POLICIES AND TECHNIQUES......................................3
PORTFOLIO TRANSACTIONS ................................................	7
DETERMINATION OF NET ASSET VALUE.......................................	8
DIRECTORS AND OFFICERS OF THE COMPANY..................................	8
INVESTMENT ADVISER AND ADMINISTRATOR..................................	10
REDEMPTIONS ...........................................................	11
CUSTODIAN .............................................................	11
INDEPENDENT ACCOUNTANTS...............................................	11
DISTRIBUTION PLAN .....................................................	11
ALLOCATION OF PORTFOLIO BROKERAGE.....................................	11
TAXES .................................................................	12
STOCKHOLDER MEETINGS...................................................	13
CAPITAL STRUCTURE .....................................................	14
SHAREHOLDER REPORTS....................................................	14
PERFORMANCE INFORMATION................................................	15
LEGAL PROCEEDINGS......................................................	15



FUND HISTORY AND CLASSIFICATION

The Forester Funds, Inc. (the "Company") is an open-end management investment company consisting of two diversified portfolios, The Forester Small Cap Value Fund (the "Small Cap Value Fund") and The Forester Value Fund (the "Value Fund") (each a "Fund" and together, the "Funds"). The Forester Small Cap Value Fund began operations as a private investment company, not registered under the Investment Company Act of 1940 (the "1940 Act"), on March 31, 1998. The Company filed for registration under the 1940 Act on May 12, 1999 and
began offering their shares to the public on September   , 1999.  The Company
was
incorporated as a Maryland corporation on April 7, 1999.

INVESTMENT RESTRICTIONS AND CONSIDERATIONS
Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.
Each Fund has elected to be classified as a diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:

1.	Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of a Fund's total assets.

2.	Issue senior securities, except as permitted under the Investment Company
Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

4.	Make loans, except it may acquire debt securities from the issuer or others
which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

5.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.	Purchase physical commodities or contracts relating to physical commodities.

7.	Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Funds may not, as a non-fundamental policy:

1.	Invest for the purpose of exercising control over management of any company.

2.	Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

3.	Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

4.	Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing;
provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

5.	Invest more than 10% of the value of its net assets in illiquid securities,
including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

6.	Invest in oil, gas or mineral exploration or development programs

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES
General. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.
Investments in such interest-bearing securities will be for temporary defensive purposes only.

Common stocks. Each Fund may invest in common stocks as a principal strategy. Common stocks is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stocks can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stocks entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stocks also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stocks. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and common stocks. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stocks. Convertible securities generally entail less credit risk than the issuer's common stocks.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities. The Funds will not invest more than 10% of the value of their net assets in illiquid securities.

Depository Receipts. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Borrowing. Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets, although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities. The Small Cap Value Fund will invest in small cap securities as a principal strategy. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks. Derivatives. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives").

Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Options on Securities.   A Fund may write (sell) "covered" call options on
securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allow the Funds to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

Over-the-Counter Options. The Funds may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will only sell OTC options that are subject to a buy-back provision permitting the Funds to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Options on Securities Indices. Each Fund may write call options on securities indices, and each Fund may write put options on securities indices, and each Fund may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices as available. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.
Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

To the extent required to comply with applicable regulation, when purchasing a futures contract, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

Options on Financial Futures Contracts. Each Fund may write call options on financial futures contracts; each Fund may write put options on financial futures contracts; and may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

PORTFOLIO TRANSACTIONS

Allocation of brokerage is supervised by Forester Capital Management, Ltd. ("FCM").

The primary objective of FCM in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. FCM seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. FCM reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is FCM's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. FCM is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, FCM may give consideration to those firms that have sold or are selling shares of a Fund managed by FCM.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to FCM, it is the opinion of FCM that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by FCM's staff. Such information may be useful to FCM in providing services to clients other than the Funds and not all such information is used by FCM in connection with the Funds. Conversely, such information provided to FCM by broker/dealers through whom other clients of FCM effect securities transactions may be useful to FCM in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Funds will be determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Put options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, put options are valued at the mean of the closing bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:

*Thomas H. Forester - Director , President and Treasurer. Mr. Forester, 40, has been President of Forester Capital Management, Ltd. (the "Adviser") since February, 1999. Prior to that time, he was an officer and portfolio manager from May 1997 through January 1999 with Dreman Value Advisors, Inc. and its successor firm Scudder Kemper Investments Inc.; and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.; and an officer and portfolio manager from 1992 to 1995 with Thomas White Asset Management Inc.

*Kaye E. Forester - Director. Mrs. Forester, 39, is an investor. Her address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048.

Wayne A. Grudem - Director. Mr. Grudem, 51, has been a Professor at Trinity International University for more than five years. His address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048.

Michael B. Kelley - Director. Mr. Kelley, 37, has been a Territory Executive at WW Grainger, a national distribution firm to commercial and industrial industries since 1995. From 1993 to 1995, Mr. Kelley was an account executive for Lyons Safety, a national distribution firm to commercial and industrial industries. His address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048.

*Mr. and Mrs. Forester are directors who are "interested persons" of the Funds (as defined in the Act.) They are married to each other.

The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $100 for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. No compensation has been paid to date.

As of September   , 1999 , all officers and directors of the Company as a group beneficially owned 5,000 shares of The Small Cap Value Fund or 100.00% of the then outstanding shares. Other than the foregoing, The Small Cap Value Fund
was not aware of any person who, as of September   , 1999, owned of record or
beneficially 5% or more of the shares of The  Small Cap Value Fund.

As of September   , 1999, all officers and directors of the Company as a group beneficially owned 5,000 shares of The Value Fund or 100.00% of the then outstanding shares. Other than the foregoing, The Value Fund was not aware
of any person who, as of September   , 1999, owned of record or beneficially 5%
or more of the shares of The  Value Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into Investment Advisory Agreements (the "Advisory Agreements") with Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048. Pursuant to such Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser does not advise any other mutual funds, but may act as the investment adviser to individuals and institutional clients. The Adviser was organized in February 1999. Mr. Thomas H. Forester, the president and sole stockholder of the Adviser, is the portfolio manager for each of the Funds and, as such, is responsible for the day-to-day management of the portfolios. Mr. Forester has managed each of the Funds' portfolios since inception and was an officer and portfolio manager from May 1997 through February 1999 with Dreman Value Advisors, Inc. and its successor firm Scudder Kemper Investments Inc. where he ran over $1.4 billion in small cap value assets; and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.; and an officer and portfolio manager from 1992 to 1995 with Thomas White Asset Management Inc.

The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 1% of average daily net assets.

The Company acts as administrator and fund accountant, providing clerical, compliance, regulatory and other administrative services, as well as calculating each Fund's net asset value. Company personnel will execute these duties for no additional fees. In any claims against the Company and its personnel for acts in its capacity as administrator and fund accountant, a mere negligence standard shall apply to such acts.

The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

The Adviser has voluntarily undertaken to waive the entire management fee and to reimburse each Fund for all operating expenses, however, it may reinstate all or a portion of such fees or discontinue reimbursement at any time.

Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

The Advisory Agreements provide that the Adviser shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

REDEMPTIONS

The Funds reserve the right to suspend redemptions during any period when the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and to postpone redemptions for any period during which
(a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b)the Securities and Exchange Commission has by order permitted such suspension or(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash.

CUSTODIAN

Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104-4122, acts as custodian for the Funds. As such, Charles Schwab & Co., Inc. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Charles Schwab & Co., Inc. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders.

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, serves as the independent accountants for the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, allows it to contract with distributors, to distribute and sell the Fund and pay such distributor a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the distributor for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used to reimburse the distributor for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc.

Forester Capital Management, Ltd. provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan may be terminated with respect to either Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment.

So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors. The Distribution Plan of a Fund may be terminated with respect to either Fund by the Directors at any time on 60 days written notice without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons. No interested person of the Fund, any director of the Fund who is not an interested person of the Fund, nor Forester Capital Management, Ltd. has a direct or indirect financial interest in the operation of the plan or related agreements. The Distribution Plan will continue in effect for successive one-year periods with respect to a Fund, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.


ALLOCATION OF PORTFOLIO BROKERAGE

The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Funds may place portfolio orders with broker-dealers who place orders for, or recommend the purchase of, shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

TAXES

Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

Investors may also be subject to state and local taxes.

Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause(2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class.
In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

SHAREHOLDER REPORTS

Investors will be provided at least semi-annually with a report showing each Fund's portfolio and other information and annually after the close of the Funds' fiscal year, which ends March 31, with an annual report containing audited financial statements. An individual account statement will be sent to the investor by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of shares of the Funds. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.

Investors who have questions about their respective accounts should call the Transfer Agent at 1-847-573-8399. In addition, investors who wish to make a change in their address of record or a change in the manner in which dividends are received may also do so by calling the Transfer Agent at 1-847-573-8399. Investors who have questions regarding the investment strategy and historical performance of the Funds should call Forester Capital Management, Ltd. at 1-847-573-8399 and ask to speak to a member of the portfolio management group. Alternatively, investors may also write to The Forester Funds, Inc., 612 Paddock Lane, Libertyville, Illinois 60048.


PERFORMANCE INFORMATION

Each of the Funds may provide from time to time in advertisements, reports to stockholders and other communications with investors its average annual total return and its total return. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. A Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

				P(1 + T)n = ERV

Where: 		P	 = 	a hypothetical initial payment of $1,000
		T 	= 	average annual total return
		n 	= 	number of years
		ERV 	= 	ending redeemable value at the end
				of the period of a hypothetical $1,000
				payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the applicable reinvestment dates , and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

In reports or other communications to investors and in advertising material, a Fund may compare its performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's 600 Stock Index, the Russell 2000 Stock Index, the Russell 2000 Value Stock Index, the Russell 1000 Stock Index, the Russell 1000 Value Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc.("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000 Stock Index, and the Russell 1000 Value Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The Standard & Poor's 600 Stock Index, the Russell 2000 Stock Index, and the Russell 2000 Value Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States small stock market. The market prices and yields of these stocks will fluctuate. A Fund also may quote performance information from publications such as The Wall Street Journal, Kiplinger's Personal Finance Magazine, Money Magazine, Forbes, Smart Money, Barron's, Worth Magazine, USA Today, and local newspapers.

LEGAL PROCEEDINGS

The Company is not aware of any litigation to which it is a party.


FINANCIAL STATEMENTS


THE FORESTER FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 9, 1999
                                    The Forester
                                     Small Cap         The Forester
                                     Value Fund         Value Fund
ASSETS
  Cash                                $50,000            $50,000
                                      -------            -------

LIABILITIES                                 -                  -
                                      -------            -------
NET ASSETS                            $50,000            $50,000
                                      =======            =======

Shares of capital outstanding,
  1,000,000,000 shares of $.0001
  par value authorized                  5,000              5,000
                                        =====              =====
  Net asset value, offering and
  redemption price per share           $10.00             $10.00
                                       ======             ======
At September 9, 1999 the components
  of net assets were as follows:
  Paid-in capital                     $50,000            $50,000
                                      =======            =======

NOTES

1. ORGANIZATION. The Forester Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company and is authorized to issue shares of capital stock.

The Company was incorporated on April 7, 1999. The Funds had no operations from that date to September 9, 1999 other than those relating to organizational matters and the registration of its shares under applicable securities laws. The investment adviser purchased the initial 5,000 shares of each Fund at $10 a share on September 9, 1999.

2. START-UP COST. The investment adviser has assumed all start-up cost associated with the organization of the Funds.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Forester Funds, Inc.
Libertyville, Illinois

We have audited the accompanying statement of assets and liabilities of The Forester Funds, Inc. (comprising respectively The Forester Small Cap Value Fund and The Forester Value Fund as of September 9, 1999. This financial statement is the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Forester Small Cap Value Fund and The Forester Value Fund as of September 9, 1999, in conformity with generally accepted accounting principles.

                                               Tait, Weller & Baker

Philadelphia, Pennsylvania
September 9, 1999



PART C

OTHER INFORMATION

Item 23. 		Exhibits

(a) 	Registrant's Articles of Incorporation, as amended.

(b) 	Registrant's Bylaws.

(c) 	None.

(d)(i) 	Investment Advisory Agreement with Forester Capital
Management, Ltd. on behalf of The 	Forester Small Cap Value Fund .

(d)(ii)	Investment Advisory Agreement with Forester Capital
Management, Ltd. on behalf of The 	Forester Value Fund .

(e) 	None.

(f) 	None.

(g) 	Custodian Agreement with Charles Schwab.

(h)	None

(i) 	Opinion of Forester & Associates, counsel for Registrant.

(j) 	Consent of independent accountants.

(k) 	None.

(l) 	Subscription Agreement.

(m) 	Distribution Plan.

(n) 	None

(o) 	None.



Item 24. 		Persons Controlled by or under Common Control with
Registrant

	Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25. 		Indemnification

	Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:



Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

	The corporation shall indemnify directors, officers, employees and agents of the corporation against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted by applicable federal and state law.

	The corporation shall advance the expenses of its directors, officers, employees and agents who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

	This Section 7 of Article VII constitutes vested rights in favor of all directors, officers, employees and agents of the corporation. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. For purposes of this Section 7, the terms "director" and "officer" have the same meaning ascribed to such terms in
Section 2-418 of the Maryland General Corporation Law.

	Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. 		Business and Other Connections of Investment Adviser

	Incorporated by reference to pages 10 through 14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27. 		Principal Underwriters

	Not Applicable.

Item 28. 		Location of Accounts and Records

	The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant.

Item 29. 		Management Services

	All management-related services are performed by the Adviser.

Item 30. 		Undertakings

	Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Libertyville and State of Illinois on the 9th day of September, 1999.

					THE FORESTER FUNDS, INC.
					(Registrant)

					/s/ Thomas H. Forester


					Thomas H. Forester,
					   President

	Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


		 Name 				Title 				Date


/s/ Thomas H. Forester 		President and Treasurer	     September 9, 1999
- ----------------------	(Principal Executive,
Thomas H. Forester 		Financial and Accounting
                              Officer) and a Director

/s/ Kaye E. Forester 		Director and Secretary	     September 9, 1999
- ----------------------
Kaye E. Forester


/s/ Wayne A. Grudem           Director 	                 September 9, 1999
- ----------------------
Wayne A. Grudem


/s/ Michael B. Kelley 	      Director 	                 September 9, 1999
- ----------------------
Michael B. Kelley







 EXHIBIT INDEX

Exhibit No. 	Exhibit 		Page No.


(a) 	Registrant's Articles of Incorporation, as amended.

(b) 	Registrant's Bylaws.

(c) 	None.

(d)(i) 	Investment Advisory Agreement with Forester Capital
Management, Ltd. on behalf of The 	Forester Small Cap Value Fund .

(d)(ii)	Investment Advisory Agreement with Forester Capital
Management, Ltd. on behalf of The 	Forester Value Fund .

(e) 	None.

(f) 	None.

(g) 	Custodian Agreement with Charles Schwab.

(h)	None

(i) 	Opinion of Forester & Associates, counsel for Registrant.

(j) 	Consent of independent accountants.

(k) 	None.

(l) 	Subscription Agreement.

(m) 	Distribution Plan.

(n) 	None

(o) 	None.



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the The Forester Funds, Inc. and to the use of our report dated September 9, 1999 on the statements of assets and liabilities of The Forester Small Cap Value Fund and The Forester Value Fund. Such statements of assets and liabilities appears in the Funds' Statement of Additional Information.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
September 9, 1999